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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 31, 2002


                             SPORTSLINE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


                0-23337                               65-0470894
       (Commission File Number)          (I.R.S. Employer Identification No.)


              2200 W. Cypress Creek Road
               Fort Lauderdale, Florida                       33309
       (Address of principal executive offices)            (Zip Code)


                                (954) 351-2120
             (Registrant's telephone number, including area code)
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Item 5.      Other Events.

      On May 31, 2002, SportsLine.com, Inc. announced that Sports.com Limited was placed into administration, a procedure in the U.K. pursuant to which a court-appointed administrator assumes day-to-day control of a company in order to determine whether a business should be reorganized, sold or liquidated. SportsLine owns approximately 30% of Sports.com Limited, which has been carried at a zero cost basis on SportsLine.com's financial statements since last year. A copy of SportsLine.com's press release announcing the foregoing is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits

      99.1   Press Release of SportsLine.com, Inc. dated May 31, 2002

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPORTSLINE.COM, INC.



Date: June 3, 2002                        By:      /s/ Kenneth W. Sanders
                                              ----------------------------------
                                                   Kenneth W. Sanders
                                                   Chief Financial Officer

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                             SPORTSLINE.COM, INC.

                               INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------
99.1            Press Release of SportsLine.com, Inc. dated May 31, 2002

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